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                                                                   Exhibit 10.45


                               THIRD AMENDMENT TO
                         SENIOR SECURED CREDIT AGREEMENT

                  This Third Amendment to Senior Secured Credit Agreement (this Amendment) is entered into as of August 22, 2000, by and among The Titan Corporation (the "Borrower"), the financial institutions party hereto (the Lenders), Credit Suisse First Boston, as Lead Arranger and as Administrative Agent for the Lenders (the Administrative Agent), First Union Securities, Inc., as Co-Arranger and as Syndication Agent (the Syndication Agent"), and the Bank of Nova Scotia, as the Documentation Agent (the Documentation Agent).

                                    RECITALS

                  A. The Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Senior Secured Credit Agreement dated as of February 23, 2000 (as amended, supplemented and otherwise modified to date, the Credit Agreement). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

                  B. The Borrower has requested that the Credit Agreement and certain other Loan Documents be amended to permit an initial public offering of SureBeam Corporation (SureBeam).

                  C. The Borrower and the Lenders have agreed to amend the Credit Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement and the Subsidiary Pledge Agreement as follows:

                                    AGREEMENT

                  Section 1. AMENDMENTS TO CREDIT AGREEMENT. (a) Section 1.1 of the Credit Agreement is hereby amended by:

                  (i) deleting the definition of Guarantor in its entirety and inserting the following in replacement therefor:

                  GUARANTOR" means each direct and indirect U.S. Subsidiary of the Borrower whether now existing or here-


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                  after acquired or organized (other than Titan Capital Trust and Titan Africa, Inc.), each of which shall be required to execute and deliver the Subsidiary Guaranty, or a supplement thereto, to the Administrative Agent; PROVIDED, HOWEVER, that
                  (x) each member of the Cayenta Group shall be released from the Subsidiary Guaranty and shall no longer be a Guarantor upon satisfaction of the following conditions precedent: (a) the issuance of shares in connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement and (b) delivery of an officer's certificate to the Administrative Agent certifying that no Default shall have occurred and then be continuing or would result from the initial public offering and (y) each member of the SureBeam Group shall be released from the Subsidiary Guaranty and shall no longer be a "Guarantor" upon satisfaction of the following conditions precedent: (a) the issuance of shares in connection with the initial public offering of SureBeam on or prior to June 30, 2001 pursuant to the terms of the applicable underwriting agreement and (b) delivery of an officer's certificate to the Administrative Agent certifying that no Default shall have occurred and then be continuing or would result from the initial public offering; PROVIDED that if no initial public offering of SureBeam occurs on or prior to June 30, 2001, no member of the SureBeam Group shall be released from the Subsidiary Guaranty.

                  (ii) amending the definition of Net Proceeds contained in
         Section 1.1 of the Credit Agreement by (x) deleting the word "and" at the end of clause (c) thereof and (y) inserting the following as clause
         (e) thereof:

                  "; and (e) the cash proceeds of any repayment of the principal portion (including capitalized interest) of Indebtedness outstanding at the date of issuance of shares in connection with the initial public offering of SureBeam pursuant to the terms of the applicable underwriting agreement owing from SureBeam to the


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                  Borrower or any Restricted Subsidiary when repaid after
                  SureBeams initial public offering.

                  (iii) inserting the following definitions in Section 1.1 of the Credit Agreement:

                  SUREBEAM means SureBeam Corporation.

                  SUREBEAM GROUP means SureBeam and each Subsidiary directly or indirectly owned by SureBeam but not owned directly by the Borrower or any Subsidiary of the Borrower other than SureBeam or a Subsidiary of SureBeam.

                  SUREBEAM POST IPO means the SureBeam Group, subsequent to the issuance of shares in connection with the initial public offering of SureBeam pursuant to the terms of the applicable underwriting agreement, to the extent such initial public offering occurs on or prior to June 30, 2001; PROVIDED that if such initial public offering does not occur on or prior to June 30, 2001, SureBeam Post IPO shall have no meaning under this Agreement or any other Loan Document."

                  (1) Section 7.7(d) of the Credit Agreement is hereby amended by inserting the following at the beginning of clause (i) of the last paragraph thereof, immediately prior to the phrase Cayenta Post IPO:

                  SureBeam Post IPO,

                  (2) Section 8.2(d) of the Credit Agreement is hereby amended by deleting the phrase contained at the beginning of such provision reading Unsecured Indebtedness" and inserting the following in replacement therefor:

                           Unsecured Indebtedness not owing to the Borrower or a
                  Guarantor";

                  (3) Section 8.2(e) of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting the following in replacement therefor:


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                           "(e) Indebtedness of (x) any Guarantor (other than
                  any member of the Cayenta Group or the SureBeam Group) owing to the Borrower or another Guarantor, (y) Cayenta owing to the Borrower incurred in good faith in the ordinary course of business prior to the initial public offering of Cayenta, and utilized in accordance with its business as then currently conducted, and (z) SureBeam owing to the Borrower or any Guarantor incurred in good faith in the ordinary course of business prior to the initial public offering of SureBeam, and utilized in accordance with its business as then currently conducted; PROVIDED that in each case, such Indebtedness shall be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent, duly executed and delivered in pledge to the Administrative Agent pursuant to a Loan Document, and shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (PROVIDED, that only the amount repaid in full or in part shall be discharged);"

                  (4) Section 8.4(b)(ii) of the Credit Agreement is hereby amended by: (1) deleting the following phrase from clause (z) thereof:

                  in connection with the initial public offering of Cayenta;

and (2) inserting the following at the end of such section:

                  PLUS (aa) the product of 80% TIMES the net increase to the Borrower's shareholders' equity resulting from the initial public offering of SureBeam after the Closing Date, MINUS (bb) the net decrease to the Borrower's shareholders' equity resulting from the deferred compensation charge related to the employee, director, officer and consultant stock options of SureBeam.

                  (5) Section 8.5(d) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:


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                           (d) Investments by way of contributions to capital or
                  purchases of equity (A) by the Borrower in any Guarantor
                  (other than Cayenta or SureBeam or any member of the Cayenta Group or the SureBeam Group) or by such Guarantor in other Guarantors (other than Cayenta or SureBeam or any member of the Cayenta Group or the SureBeam Group); (B) by the Borrower in SureBeam made in good faith in the ordinary course of business prior to the initial public offering of SureBeam, and utilized in accordance with its business as then currently conducted; (C) by any Subsidiary in the Borrower; (D) by any member of the Cayenta Group that is a Guarantor in any other member of the Cayenta Group that is a Guarantor; or (E) by any member of the SureBeam Group that is a Guarantor in any other member of the SureBeam Group that is a Guarantor;

                  (6) Section 8.10 of the Credit Agreement is hereby amended by:

                           (i) deleting the word "or" appearing at the end of clause (d) thereof;

                           (ii) deleting the period appearing at the end of clause (e) thereof; and

                           (iii)  inserting the following as clause (f) thereof:

                                  ", or (f) the disposition of Capital Stock of
                  SureBeam in connection with an initial public offering of SureBeam that occurs on or prior to June 30, 2001, so long as
                  (i) no Default shall have occurred and then be continuing or would result from the initial public offering and (ii) no more than 20% of the Capital Stock of SureBeam shall be sold in such public offering (calculated as of the date of such initial public offering and based on the number of shares that would be outstanding immediately after such initial public offering)."


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                  (7) Section 9.1(e) of the Credit Agreement is hereby amended by (i) deleting the parenthetical set forth therein which contains the phrase "(other than Cayenta Post IPO)" and (ii) inserting the following parenthetical in replacement therefor :

                  "(other than Cayenta Post IPO or SureBeam Post IPO)"

                  (8) Section 9.1(f) of the Credit Agreement is hereby amended by (i) deleting the parenthetical set forth therein which contains the phrase "(other than Cayenta Post IPO)" and (ii) inserting the following parenthetical in replacement therefor:

                  "(other than Cayenta Post IPO or SureBeam Post IPO)"

                  (9) Section 9.1(i) of the Credit Agreement is hereby amended by (i) deleting the parenthetical set forth therein which contains the phrase "(other than Cayenta Post IPO)" each place such parenthetical appears and (ii) inserting the following parenthetical in replacement therefor:

                  "(other than Cayenta Post IPO or SureBeam Post IPO)"

                  (10) Section 11.1(f)(i) of the Credit Agreement is hereby amended by deleting the parenthetical set forth therein and inserting the following in replacement therefor:

                  "(except as contemplated under this Agreement with respect to (x) the Cayenta Group upon the issuance of shares in connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement or (y) the SureBeam Group upon the issuance of shares in connection with the initial public offering of SureBeam on or prior to June 30, 2001 pursuant to the terms of the applicable underwriting agreement)"

                  Section 2. AMENDMENT TO SUBSIDIARY GUARANTY. The Subsidiary Guaranty is hereby amended by adding the following as Section 2.11 thereof:

                           "SECTION 2.11. RELEASE OF SUREBEAM GROUP. Each member
                  of the SureBeam Group shall be auto-


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                  matically released from this Guaranty and shall no longer be a
                  "Guarantor" hereunder upon the occurrence of the following conditions precedent: (a) the issuance of shares in connection with the initial public offering of SureBeam on or prior to June 30, 2001, pursuant to the terms of the applicable underwriting agreement and (b) delivery of an officer's certificate to the Administrative Agent certifying that no Default shall have occurred and then be continuing or would result from the initial public offering; PROVIDED that if no initial public offering of SureBeam occurs on or prior to June 30, 2001, no member of the SureBeam Group shall be so released from this Guaranty."

                  Section 3. AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT. Section
2.3 of the Subsidiary Security Agreement is hereby amended by inserting the following as the last sentence thereof:

                  "Upon the issuance of shares in connection with the initial public offering of SureBeam on or prior to June 30, 2001 pursuant to the terms of the applicable underwriting agreement and the delivery of a certificate to the Administrative Agent stating that no Default has occurred and is continuing or would result from the initial public offering, the security interests granted herein shall automatically terminate with respect to any Collateral owned by any member of the SureBeam Group, and at such time the Administrative Agent will, at each Grantor's sole expense, execute and deliver to the applicable Grantor (without any representations, warranties or recourse to either Administrative Agent), such documents as SureBeam shall reasonably request to evidence such termination; PROVIDED that no security interests granted by any member of the SureBeam Group shall be so released if the initial public offering of SureBeam does not occur on or prior to June 30, 2001."


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                  Section 4. AMENDMENT TO SUBSIDIARY PLEDGE AGREEMENT. Section
2.5 of the Subsidiary Pledge Agreement is hereby amended by deleting the last sentence thereof in its entirety and inserting the following in replacement therefor:

                  "Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement, (ii) the issuance of shares in connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement and the delivery of a certificate to the Administrative Agent stating that no Default has occurred and is continuing or would result from the initial public offering, (iii) the issuance of shares in connection with the initial public offering of SureBeam on or prior to June 30, 2001 pursuant to the terms of the applicable underwriting agreement and the delivery of a certificate to the Administrative Agent stating that no Default has occurred and is continuing or would result from the initial public offering or (iv) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (w) such Collateral (in the case of clause (i)),
                  (x) any Collateral owned by any member of the Cayenta Group (in the case of clause (ii)), (y) any Collateral owned by any member of the SureBeam Group (in the case of clause (iii), solely to the extent the initial public offering of SureBeam occurs on or prior to June 30, 2001) or (z) all Collateral (in the case of clause (iv)), and at such time the Administrative Agent will, at each Pledgor's sole expense, deliver to the applicable Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments previously delivered to the Administrative Agent representing or evidencing all Pledged Interests with respect to which the security interests granted herein have terminated as aforesaid, together with all other Collateral held by the Administrative Agent hereunder with respect to which the security interests granted herein have terminated as aforesaid, and execute and deliver to the applicable Pledgor such documents as a Pledgor shall reasonably request to evidence such termination."


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                  Section 5. AMENDMENT EFFECTIVE DATE. This Amendment shall be effective on the date on which all of the conditions set forth below have been satisfied:

                  (1) The Administrative Agent shall have received counterparts of this Amendment, executed by the Borrower and all of the Lenders.

                  (2) The Administrative Agent shall have received such other documents and information as it shall reasonably request.

                  (3) SureBeam and each other member of the SureBeam Group shall have entered into all of the Loan Documents such Persons are required to enter into pursuant to Section 7.7 of the Credit Agreement and all actions required to be taken under Section 7.7 of the Credit Agreement with respect to the Capital Stock of SureBeam and its Subsidiaries and the properties and assets of SureBeam and its Subsidiaries shall have been taken.

                  Section 6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's articles of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

                  Section 7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any of the Credit Agents or the Lenders, or any closing, shall affect the representations and warranties or the right of the Credit Agents and the Lenders to rely upon them.

                  Section 8. REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or


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instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement and the Subsidiary Pledge Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement and the Subsidiary Pledge Agreement as amended hereby.

                  Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

                  Section 10. EXECUTION. This Amendment may be executed in counterparts, each of which shall be an original and all of which, collectively, shall constitute one instrument.

                  Section 11. LIMITED EFFECT. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights the Lenders may have under the Credit Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement and the Subsidiary Pledge Agreement, and shall not be considered to create a course of dealing or to otherwise obligate the Lenders to execute any amendments or grant any waivers or consents under the same or similar circumstances in the future.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                        THE TITAN CORPORATION



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


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         ACKNOWLEDGED AND AGREED TO BY EACH GUARANTOR:


                                 Advanced Communication Services, Inc.
                                 Assist Cornerstone Technologies, Inc.
                                 Atlantic Aerospace Electronics Corporation
                                 Cayenta Operating Company
                                 Cayenta, Inc.
                                 DBA Systems, Inc.
                                 Delfin Systems
                                 Diversified Control Systems, Inc.
                                 Eldyne, Inc.
                                 Horizons Technology, Inc.
                                 J.B. Systems, Inc.
                                 LinCom Corporation
                                 Linkabit Wireless, Inc.
                                 Mergeco, Inc.
                                 Pulse Engineering
                                 Pulse Sciences, Inc.
                                 SureBeam Corporation
                                 System Resources Corporation
                                 Titan Food Pasteurization Corp.
                                 Titan Medical Sterilization Corp.
                                 Titan Scan Corp.
                                 Titan Systems Corporation
                                 Titan Unidyne Corporation
                                 Titan Wireless, Inc.
                                 Tomotherapeutics, Inc.
                                 Validity Corporation
                                 VisiCom Laboratories, Inc.
                                 Microlithics Corporation




                                 All By:
                                        ----------------------------------------
                                        Name:  Ray Guillaume
                                        Title: Assistant Treasurer


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                                        LENDER:





                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: